AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED APRIL 8, 2013

TO THE

PROSPECTUS DATED MARCH 1, 2013

U.S. INFLATION-INDEXED FUND

 (TICKER SYMBOLS:  FFIHX, FNIHX, FCIHX)

This supplement to the Prospectus dated March 1, 2013, for the American Independence Funds Trust, updates certain information in the Prospectus with respect to the U.S. Inflation-Indexed Fund (the “Fund), a series of the Trust. The following changes are effective immediately:

1.      In the “FUND SUMMARY” for the Fund, under “Purchase and Sale Information”, the minimum purchase for the Institutional Class shares is $20,000,000 and the minimum for subsequent purchases is $5,000. Existing shareholders will be grandfathered under the former minimums for new and subsequent purchases into the Institutional Class shares.

2.      In the section “INVESTING WITH THE FUNDS”, the following changes:

a.       Under “Choosing a Class of Shares”, the last paragraph under “Institutional Class Shares” is replaced in its entirety with the following:

The minimum initial investment amount for the Institutional Class shares is $3,000,000, except with respect to the Stock Fund and U.S. Inflation-Indexed Fund the minimum initial investment is $250,000 and $20,000,000, respectively. However, any RIA or financial planner using a “wrap fee” or asset based fee will not be subject to the $3,000,000 and $250,000 minimums for all Funds, except with respect to the U.S. Inflation-Indexed Fund. The Funds may waive their minimum purchase requirement or may reject a purchase order if it considers it in the best interest of the Fund and its shareholders. See "Our Customer Identification Program" under the section entitled “Other Shareholder Servicing Information” and "Limits on Exchanges, Purchases and Redemptions" under the section entitled “Policies About Transactions”.

b.      Under “Opening an Account”, the paragraph on minimum investments is replaced in its entirety with the following:

Minimum Investment.  The minimum initial investment is $3,000,000 for the Institutional Class shares for all funds, except the Stock Fund and U.S. Inflation-Indexed Fund which have a $250,000 and $20,000,000 minimum initial investment, respectively, and $5,000 for the Class A shares and Class C shares.  Subsequent minimum investments are $250. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.  Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution.  To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, brokerage firm, retirement plan sponsor or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor. For accounts sold through brokerage firms and other intermediaries, it is the responsibility of the brokerage firm or intermediary to enforce compliance with investment minimums.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE